THE FBR FUNDS

FBR Pegasus Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Focus Fund

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Technology Fund

FBR Gas Utility Index Fund

Supplement Dated June 11, 2008

to the Prospectus and Statement of Additional Information dated February 28, 2008

NOTICE REGARDING NEW NAME OF SHARE CLASS

            Effective May 30, 2008, certain of the above Funds began offering new share classes:  R Class shares intended for retirement investors and I Class shares intended for institutional investors.  The initial class of shares (the share class you own) will now be referred to as Investor Class.  No other changes have been made.  Reports and other materials you will receive from the Funds in the near future will refer to your share class as Investor Class.  Should you wish to receive information on the other share classes please call  888.200.4710.

The following information replaces the information under the section entitled, “FEES AND EXPENSES” on page 24 thru 26.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Pegasus Fund	Pegasus Mid Cap Fund	Pegasus Small Cap Fund	Pegasus Small Cap Growth Fund

Advisory Fees	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses[1]	1.06%	3.02%	2.62%	2.66%
Total Annual Fund Operating Expenses	2.21%	4.17%	3.77%	3.81%
Fee Waiver and Expense Reimbursement[2]	(0.96)%	(2.82)%	(2.32)%	(2.36)%

NET EXPENSES[2]	1.25%	1.35%	1.45%	1.45%

	Focus Fund	Large Cap Financial Fund	Small Cap Financial Fund	Technology Fund	Gas Utility Index Fund

Advisory Fees	0.90%	0.90%	0.90%	0.90%	0.40%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	NA
Other Expenses[1]	0.25%	0.77%	0.36%	0.55%	0.35%
Total Annual Fund Operating Expenses	1.40%	1.92%	1.51%	1.70%	0.75%
Fee Waiver and Expense Reimbursement[2]	-	(0.03)%	-	-	—

NET EXPENSES[2]	1.40%	1.89%	1.51%	1.70%	0.75%

1 Other expenses are based on amounts for the Fund’s current fiscal year and include fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts or other types of group accounts.  For more information regarding administrative fees, see the following section entitled “Fund Management.” Other expenses may fluctuate from year to year based on Fund’s investment operations and asset size.

2  Effective May 30, 2008, FBR Fund Advisers, Inc. has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of each Fund to the extent annual fund operating expenses exceed 1.25%, 1.35%, 1.45% and 1.45% of the Pegasus Fund, Pegasus Mid Cap Fund, Pegasus Small Cap Fund and Pegasus Small Cap Growth Fund, respectively and 1.95% of the Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund and Technology Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses), except the Gas Utility Index Fund. With respect to the Gas Utility Index Fund, the Adviser has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the Fund to the extent annual fund operating expenses exceed 0.85% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).  The Adviser has agreed to maintain these expense limitations with regard to each Fund through October 31, 2011. The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Examples

These examples are intended to help you compare the cost of investing in the Investor Class shares of the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.**  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Pegasus Fund	$127	$394	$892	$2,277
Pegasus Mid Cap Fund	137	420	1,306	3,625
Pegasus Small Cap Fund	148	452	1,262	3,408
Pegasus Small Cap Growth Fund	148	452	1,269	3,433
Focus Fund	143	443	766	1,680
Large Cap Financial Fund	192	600	1,034	2,241
Small Cap Financial Fund	154	477	824	1,802
Technology Fund	173	536	923	2,009
Gas Utility Index Fund	77	240	417	930

**	The examples above assume that the expense limitation agreement will continue only through October 31, 2011, the end of its current term.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.